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                        LAZARE KAPLAN INTERNATIONAL INC.

                  FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

     This First Amendment to Revolving Credit Agreement (herein, the "Amendment") is entered into as of May 28, 2003, between Lazare Kaplan International Inc., a Delaware corporation (the "Borrower"), ABN AMRO Bank N.Y., as Administrative Agent (the "Agent"), ABN AMRO Bank N.Y., as a lender ( "ABN AMRO") and Bank Leuini USA, as a lender ( "Leumi" and together with ABN AMRO, the "Banks").

                             PRELIMINARY STATEMENTS

A. The Borrower, the Agent and the Banks entered into a certain Revolving Credit Agreement, dated as of August 14, 2002 (the Revolving Credit Agreement, as the same has been amended prior to the date hereof, being referred to herein as the "Credit Agreement"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

B. The Borrower has requested that the Banks increase the L/C Sublimit and make certain other amendments to the Credit Agreement, and the Banks are willing to do so under the terms and conditions set forth in this Amendment.

     Now, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. AMENDMENTS.

     Subject to the satisfaction of the conditions precedent set forth in
Section 2 below, the Credit Agreement shall be and hereby is amended as follows:

1.1. The definition of "L/C Sublimit" in Section 1 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

          L/C Sublimit: $1,000,000 (or the equivalent thereof in foreign currencies freely converted into U.S. dollars and readily available to the Agent), as reduced pursuant to the terms hereof.

1.2. Section 5.2 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

          Section 5.2. Letter of Credit Fees. On the date of issuance or extension, or increase in the amount, of any Letter of Credit pursuant to Section 3.2 hereof, the Borrower shall pay to the Agent, for the ratable benefit of the Banks according to their Revolving Percentages, an issuance fee equal to 1% of the face amount of (or of the increase in the face amount of) such Letter of Credit. In addition, the Borrower shall pay to the LIC Issuer for its own account the L/C Issuer's standard drawing, negotiation, amendment, transfer and other administrative fees for each Letter of




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          Credit. Such standard fees referred to in the preceding sentence may be established by the L/C Issuer from time to time.

SECTION 2. CONDITIONS PRECEDENT.

     The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

2.1. The Borrower, the Agent and the Banks shall have executed and delivered this Amendment.

2.2. The Agent shall have received copies (executed or certified, as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery of this Amendment to the extent the Agent or its counsel may reasonably request.

2.3. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Agent and its counsel.

2.4. Lazare Kaplan Europe Inc., Lazare Kaplan Japan Inc. and Lazare Kaplan Africa Inc. shall have executed and delivered to the Agent their consent to this Amendment in the form set forth below.

SECTION 3. REPRESENTATIONS.

     In order to induce the Banks to execute and deliver this Amendment, the Borrower hereby represents to the Banks that as of the date hereof the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 6(d) shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Banks) and the Borrower is in compliance with the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

SECTION 4. MISCELLANEOUS.

4.1. Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

4.2. The Borrower agrees to pay on demand all costs and expenses of or incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for the Agent.

4.3. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such




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     counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of New York.

This First Amendment to Revolving C Agreement is entered into as of the date and year first above written.

Accepted and agreed to.

LAZARE KAPLAN INTERNATIONAL INC.


By: /s/ William H. Moryto
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Name: William H. Moryto
Title: Vice President & CFO


ABN AMRO BANKN individually and as

Agent


By: /s/ Ned Koppelson
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Name: Ned Koppelson
Title: VP


BANK LEUMI USA


By /s/ Kenneth Lipke
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Name: Kenneth Lipke
Title: Vice President